010-9134-2706/1

1

Core Molding Technologies,

Inc.

Salaried Employee Bonus Plan

Purpose

This
Core Molding Technologies,

Inc. Salaried Employee Bonus

Plan (“
Plan
”) is designed to

motivate and
compensate eligible

salaried employees,

in 2020

,

through cash

bonuses based

on the

achievement of

business
performance objectives.

The Plan

is intended

to be

the primary

vehicle for

the granting

of
  cash bonuses   by Core
Molding Technologies,

Inc. (the “
Company
”) and recognizes

the 2020 requirements

to continue the

turnaround of
the Company, the ongoing effects on the business of COVID 19 and the Company’s new debt covenant requirements.

However, the Company may,

in certain limited circumstances, grant cash bonuses outside of this program, in the sole discretion of the Company’s Board

of Directors (“
Board ”).

The annual bonuses contemplated under the

Plan are subject, in part, to

the achievement of specific performance goals
set previously by the Company

during 2020,

as described in this

Plan. The Board may also

consider plant performance
and individual Salaried Employee performance in its determination of annual bonuses under the Plan.

Eligibility

All full-time and part

-time salaried employees

who are employed by

the Company prior

to October 1,

2020, or who
were offered a

bonus in an employment

offer letter with

a date after

October 1, 2020,

(“
Salaried

Employees
”) will
be eligible to receive an annual bonus

under the Plan, unless a Salaried Employee

is not actively employed on the date
of the payment of the bonus.
Salaried Employees who meet the eligibility requirements

set out above but were not Salaried Employees for

the full
year will be paid any annual bonus on a pro rata basis based upon the

Salaried Employee’s eligible base salary earned
during the year.

Salaried Employees who do not work

a full Plan Year because they were out of work

on an approved
leave of absence for part of

the Plan Year

will be eligible to receive an annual

bonus on a pro rata basis based

on the
actual amount of eligible base salary earned during the year as determined by the Board.

Bonus Performance Goals

Each Salaried

Employee will be

assigned an annual

bonus target

percentage for

the year (“
Annual   Bonus Target
%”)
based upon

the Salaried

Employee’s position

with the

Company. The

Annual Bonus

Target

% will

be a
percentage of the Salaried Employee’s

annual base salary.

If the Company achieves the business performance results
established by

the Board

(“
Annual Goal
”), Salaried

Employees will

be eligible

to receive

an annual

bonus as
determined by

the Board.

Any annual bonuses

paid pursuant to

the Plan will

vary depending upon

the Salaried Employee’s

level of position
with the Company and other factors determined by the Board

.

2020 Plan Year

For the Company’s 2020

calendar fiscal year annual bonuses, the Company’s

minimum Annual Goal is pre-bonus
Earnings Before Interest, Taxes,

Depreciation and Amortization (“
EBITDA ”) of $16,700,000, target Annual Goal is
EBITDA of $20,350,000, and maximum Annual Goal is EBITDA of

$24,000,000.

The Annual Bonus Target

% for

010-9134-2706/1

the target Annual Goal of $20,350,000 of EBITDA for

each level of Salaried Employee position for the 2020 Plan
Year

is as follows:

Position
(In the event a Salaried Employee changes

positions during the Plan Year, the Annual Bonus Target % will be prorated based on the Salaried Employee’s positions during the year)
Annual

Bonus Target %
(% of base salary)
Executive
50%
Vice President
25%
Director
20%
Manager

10%
Supervisor / Other Salary
5%
EBITDA below

or above

the 2020

target Annual

Goal of

$20,350,000 will

result in

the Board

extrapolating the
percentages specified above

with no annual

bonuses being paid

if EBITDA is

below $16,700,000

and 120% of

the
Annual Bonus Target

paid if the maximum EBITDA of $24,000,000

is achieved.

The Board, in its

sole discretion, will determine

whether the Annual Goal

has been met or

has been met to

a degree
warranting a

higher pay

-out than

would otherwise

be calculable

under this

Plan. For

example, the
  Board may
determine that one-time charges should be disregarded

in determining a Plan Year’s

EBITDA Annual Goal.

Payment of Annual Bonuses; Miscellaneous Plan Provisions

Annual bonuses approved by the Board are targeted

to be paid before March 15,

2021.
The establishment of the Plan, any

provisions of the Plan, and/or any action

of the Board with respect to

the Plan, does
not confer upon any Salaried Employee the

right to continued employment with the Company. The Company reserves the right to

dismiss any Salaried

Employee at any

time, with or

without prior notice,

with or without

cause, to the
same extent as though the Plan had not been adopted.

All annual bonus payments

are subject to

federal, state and

local tax withholding

requirements and other

applicable
withholding requirements.

No Salaried Employee shall

have any claim or

right to any annual

bonus under the Plan

until it is paid

by the Company,
and there is

no obligation for

uniformity of treatment

of Salaried Employees

under the Plan;

and, therefore, annual
bonuses need not be the same with respect to

each Salaried Employee. Any annual bonus payment shall be a one-time annual bonus

payment, and

shall not

constitute a

promise of

future annual

bonus payments.

Any annual

bonus
payments shall be

made out of

the Company’s

general assets, and

no Salaried Employee

shall have any

right to an
annual bonus upon

payment other than

that of a

general unsecured

creditor of the

Company. The

resolution of any
questions or claims with respect to

payments and entitlements of and to annual bonuses

pursuant to the provisions of
this Plan

shall be

determined by

the Board,

in its

sole discretion,

and all

such determinations

shall be

final and
conclusive.

This Plan may

be terminated by

the Board, at

its sole discretion,

at any time

and amended by

the Board, at

its sole
discretion, from time to time without the approval of any Salaried

Employee.
* * *